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                                                                   EXHIBIT 10.10

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      This Assignment and Assumption Agreement (this "Assignment") is entered into this 1st day of January, 2002 by and among Waste Corporation of America, Inc., a Delaware corporation ("WCA"), WCA Management Company, L.P., a Delaware limited partnership (the "Company") and Tom J. Fatjo, III (the "Executive") for the following purposes, to wit:

      WHEREAS, WCA desires to engage the services of the Company for employment of all of the personnel employed by WCA immediately prior to the effective date of this Agreement, including the Executive; and

      WHEREAS, the Executive and WCA entered into that certain Employment Agreement dated effective September 27, 2000 (the "Employment Agreement"); and

      WHEREAS, as a part of its engagement by WCA, the Company has agreed to accept the assignment of the Employment Agreement and assume all of WCA's obligations under the Employment Agreement; and

      WHEREAS, WCA and the Company desire that the Executive consent to the assignment of the Employment Agreement and to the Company's assumption of WCA's obligations under the Employment Agreement.

      NOW THEREFORE, for and in consideration of ten dollars paid in hand, the mutual covenants of the parties hereto, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Waste Corporation of America, Inc. hereby assigns all its rights and obligations under the Employment Agreement to WCA Management Company, L.P.

2. WCA Management Company, L.P. hereby accepts the assignment of WCA's rights under the Employment Agreement, and agrees to assume all of WCA's obligations under the Employment Agreement.

3. The Executive hereby consents to the assignment by WCA and assumption by the Company as set forth in this Assignment.

4. WCA irrevocably guarantees all of its obligations being assigned to and assumed by the Company in this Assignment.

5. Nothing in this Assignment is intended, and shall not be construed, to limit or diminish any right of the Executive contained in the Employment Agreement.

Executed effective the date first set forth above.

                           [SIGNATURE PAGE TO FOLLOW]
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WASTE CORPORATION OF AMERICA, INC.

By:      /s/ Jerome M. Kruszka
   -------------------------------------
Printed Name:     Jerome M. Kruszka
             ---------------------------
Title:   President
      ----------------------------------

WCA MANAGEMENT COMPANY, L.P.

By:   WCA Management General, Inc.

      By:      /s/ Jerome M. Kruszka
         -------------------------------
      Printed Name:    Jerome M. Kruszka
                   ---------------------
      Title:   President
            ----------------------------

Its:     General Partner

EXECUTIVE:

By:      /s/ Tom J. Fatjo, III
   -------------------------------------
Printed Name:     Tom J. Fatjo, III
             ---------------------------
Title:   Senior Vice President
      ----------------------------------